Variable Universal Life Insurance Updating Summary Prospectus	May 1, 2026

Variable Universal Life Insurance Policy
Series II
issued by
American Family Variable Account I
and
American Family Life Insurance Company
administered by
Kansas City Life Insurance Company
Administrative Service Center
P.O. Box 219409
Kansas City, Missouri 64121-9409
Telephone: 1-877-781-3520
The prospectus for the variable universal life insurance policy (“Policy”) issued by American Family Life Insurance Company (“AFLIC,” the “Company,” “We,” and “Us”) contains more information about the Policy, including its features, benefits and risks. The Policy is a long-term investment designed to provide significant life insurance benefits. You can find the current prospectus and other information about the Policy online at vpx.broadridge.com/GetContract1.asp?doctype=pros&cid=amf&fid=NRVA04547. You can also obtain this information at no cost by sending an email request to statecompliance@kclife.com or by contacting Us at Our Administrative Service Center.
The Policy is not available to new purchasers.
The prospectus is not the Policy. We will issue you a Policy, which is a separate document from the prospectus. There may be differences between the description of the Policy contained in the prospectus and the Policy issued to you due to differences in state law. Please consult your Policy (and the riders attached to your Policy) for the provisions that apply in your state.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission (“SEC”) Has Not Approved or Disapproved the Policy or Determined That This Prospectus Is Accurate or Complete. Any Representation to the Contrary Is a Criminal Offense.

Glossary	3

Updated Information About Your Policy	4

Important Information You Should Consider About the Policy	5

Appendix A: Portfolios Available Under the Policy	8

Appendix B: State Variations	9

Glossary

Administrative Service Center
An office to which the Owner should direct all inquiries and correspondence regarding the Policy, including items such as Beneficiary changes and requests for surrender, partial surrenders and transfers. The address of the Administrative Service Center is P.O. Box 219409 Kansas City, Missouri 64121-9409. The telephone number of the Administrative Service Center is 1-877-781-3520.
AFLIC, the Company, We, Us, Our
American Family Life Insurance Company.
Application
The form completed when applying for coverage under the Policy. This includes any:
●
amendments or endorsements;
●
Supplemental Applications; or
●
Reinstatement Applications.
Attained Age
The Issue Age plus the number of years since the Policy Date.
Beneficiary(ies)
The person(s) so named in the Application, unless later changed, to whom any death benefit is payable upon the death of an Insured, subject to the conditions and provisions of the Policy.
Business Day
A day when the New York Stock Exchange is open for trading, except for any day that a Subaccount’s corresponding investment option does not value its shares. Assets are valued at the close of the Business Day, the close of the New York Stock Exchange (typically 4:00 p.m. Eastern Time).
Death Benefit
The insurance proceeds payable to the Beneficiary upon the death of the Primary Insured, equal to the death benefit (as determined under Option 1 or Option 2), plus applicable rider amounts, minus unpaid monthly deductions, minus outstanding indebtedness, minus (for Option 1 policies only) the amount of any partial surrenders in the 2 years prior to the Primary Insured’s death.
Fixed Account
An account in which the Policy Value accrues interest at no less than a guaranteed minimum rate. The Fixed Account is part of Our general account.
Fund
An open-end diversified management investment company or unit investment trust in which American Family Variable Account I invests. The Variable Account currently invests in Portfolios of the following funds:
●
Fidelity® Variable Insurance Products Fund
●
Vanguard® Variable Insurance Fund
General Account
All Our assets other than those allocated to the Variable Account or any other separate account. We have complete ownership and control of the assets of the general account.
Grace Period
A 61-day period after which a Policy will lapse if you do not pay the required premium payment.
Increase in Specified Amount
An increase in Specified Amount (except for an increase in Specified Amount due to a change in death benefit from Option 2 to Option 1) and any addition of or increase in an Additional Insured Rider or addition of a Children’s Insurance Rider.
Insurance Proceeds
The amount We pay to the Beneficiary when We receive due proof of the Insured’s death.
Insured
The person named as the Primary Insured on the Application; or an Additional Insured covered under an Additional Insured Rider; or a Child Insured covered under a Children’s Insurance Rider.
Issue Age
The Primary Insured’s age on his/her birthday nearest the Policy Date. A different Issue Age may apply to any Rider or Increase in Specified Amount subsequently added to the Policy.
Lapse
When your Policy terminates without value after a grace period. You may reinstate a lapsed Policy, subject to certain conditions.
MEC
A modified endowment contract, as defined under the Internal Revenue Code of 1986, as ammended.
Monthly Deduction
The amount equal to the sum of:
●
the cost of insurance for the Policy; and
●
the cost of any Rider; and
●
a separate monthly policy fee and policy issue fee; and
●
the separate administrative charge.
Owner (you, your)
The person named in the Application as the Owner, unless later changed.
Policy Anniversary
The same day and month as the Policy Date in each year following the first Policy Year.
Policy Date
The date shown on the Policy Schedule that determines each:
●
Policy Year;
●
Policy Anniversary; and
●
Policy Month.
If the Policy Date would otherwise fall on the 29th, 30th or 31st of the month, the Policy Date will be the 28th.
Policy Loan Balance
The sum of all outstanding policy loans plus accrued loan interest.
Policy Value
The sum of all values in the Fixed Account, Loan Account, and in each Subaccount.
Policy Year
A year that starts on the Policy Date or on a Policy Anniversary.
Portfolio
A separate investment Portfolio of a fund. Each Subaccount invests exclusively in one Portfolio of a fund.
Premium Payments
All payments you make under the Policy other than repayments of indebtedness.
Primary Insured
The person named in the Application as the Primary Insured and on whose life We issue the Base Policy.
Remittance Processing Center
An address to which the Owner should send all premium payments. The address of the Remittance Processing Center is P.O. Box 219399, Kansas City, Missouri 64121-9399.
Rider
Any document made a part of this Policy which adds or excludes benefits.
SEC
The Securities and Exchange Commission, a United States government agency.
Specified Amount
The amount We use in determining the insurance coverage on an Insured’s life.
Subaccount
A subdivision of the Variable Account. We invest each Subaccount’s assets exclusively in shares of one Portfolio.
Surrender
To terminate the Policy by signed request from the Owner and return of the Policy to Us at Our Administrative Service Center.
Variable Account
American Family Variable Account I.

Updated Information About Your Policy
The information in this Updating Summary Prospectus is a summary of certain Policy features that have changed since the Updating Summary Prospectus dated May 1, 2025.  This may not reflect all of the changes that have occurred since you entered into your Policy.
There have been no changes to your Policy since the last Updating Summary Prospectus you received.

Important Information You Should Consider About the Policy

FEES AND EXPENSES
Charges for Early Withdrawals
If you surrender or partially surrender (withdraw money from) your Policy during the first 14 Policy Years or within 14 years after any increase in coverage, a surrender charge of up to 5.769% of Specified Amount will be deducted. You will also pay a partial surrender processing fee of $25 for each partial surrender.

For example, if you purchased a Policy with a Specified Amount of $100,000, and were to surrender the Policy during the surrender charge period, you would be assessed a maximum charge of $5,769 on the amount surrendered.

Reference "Fee Table - Transaction Fees," “Charges and Deductions – Surrender Charge; Partial Surrender Charge and Partial Surrender Processing Fee” and “Surrenders and Partial Surrenders”

Transaction Charges
In addition to surrender charges, you may be charged for other transactions such as making premium payments, requesting additional illustrations after the first in a Policy Year, and for additional transfers when you complete more than 12 transfers during a Policy Year.

Reference "Fee Table - Transaction Fees" and “Charges and Deductions”

Ongoing Fees and Expenses (Annual Charges)
In addition to surrender charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Policy, administrative, mortality and expense risk, loan charges and the cost of optional benefits available under the Policy. Such fees and expenses are set based on either a fixed rate or the characteristics of the insured (e.g., age, sex, and rating classification). Investors should view the data pages of their Policy for applicable rates.

Investing in the Subaccounts will also incur expenses associated with the Portfolios, as shown in the following table.

	Annual Fee	Minimum	Maximum
	Investment options (Portfolio fees and expenses)	0.15% [1]	0.79% [1]
[1] As a percentage of Portfolio assets Reference “Fee Table,” "Charges and Deductions" and “Appendix A: Portfolios Available Under the Policy”
RISKS
Risk of Loss	You can lose money by investing in this Policy, including loss of principal. Reference “Principal Risks of Investing in the Policy – Investment Risk”
Not a Short-Term Investment
This Policy is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. You will pay a surrender charge on surrenders and partial surrenders within the first 14 Policy Years or within 14 years after any increase in coverage.  You may be subject to adverse tax consequences if you surrender the Policy or make a partial surrender. Partial surrenders will also increase the risk of Policy lapse.

The tax deferral benefit is more beneficial to investors with a long time horizon.

Reference “Principal Risks of Investing in the Policy – Surrender Risks,”  "Fee Table - Transaction Fees," "Charges and Deductions - Surrender Charge" and "Federal Tax Considerations"

Risks Associated with Investment Options
Investment in the Policy is subject to the risk of poor investment performance and can vary depending on the performance of each of the Subaccounts.  The Subaccounts and the Fixed Account each have their own unique risks.  You should review all of the investment options before making an investment decision.

Reference “Principal Risks of Investing in the Policy – Investment Risk” and "Appendix A: Portfolios Available Under the Policy"

RISKS
Insurance Company Risks
An investment in the Policy is subject to the risks related to American Family Life Insurance Company.  Any obligations, guarantees, and benefits of the Policy, including the Fixed Account investment option, are subject to the claims paying ability of American Family Life Insurance Company. More information about the financial condition of American Family Life Insurance Company is available upon request by contacting Our Administrative Service Center.
Reference “Principal Risks of Investing in the Policy – Insurance Company Risk”

Policy Lapse
Your Policy will lapse (terminate without value) if there is insufficient value remaining in the Policy to cover the charges due at the end of the grace period while the Primary Insured is alive. This may occur due to insufficient Premiums, poor investment performance, partial surrenders, unpaid Policy loans, and accrued loan interest.  However, We guarantee to keep the Policy in force during the first five years of the Policy as long as you meet a Premium requirement.

If your Policy lapses, you may reinstate it within three years after the end of the grace period while the Primary Insured is alive. Reinstatement must meet certain conditions, including the payment of the required Premium and proof of insurability.

Death Benefits will not be paid if the Policy has lapsed.

Reference "Principal Risks of Investing in the Contract" and “Continuation of Insurance Coverage and Reinstatement”

RESTRICTIONS
Investments
The first 12 transfers during each Policy Year are free.  We will assess a transfer processing fee of $25 for each additional transfer during such Policy Year.
Transfers from the Fixed Account are subject to additional restrictions.
We reserve the right to revoke or modify the transfer privilege at any time.
We reserve the right to remove or substitute Portfolios as investment options.
We may close Subaccounts to allocations of premiums or Policy Value, or both, at any time in Our sole discretion.
Reference "Fee Table - Transaction Fees," "Charges and Deductions - Transfer Charge," “Transfers” and “The Variable Account and the Portfolios – The Variable Account”

Optional Benefits
Supplemental and/or rider benefits can be added to your Policy. We will deduct any monthly charges for these benefits and/or riders from your Policy Value as part of the Monthly Deduction. We may change or stop offering a supplemental and/or rider benefit at any time. We also offer the option to take loans from your Policy. The maximum loan amount (Preferred and Non-Preferred) at any time may not exceed 90% of your Policy’s Surrender Value. The maximum Preferred Loan amount is the amount your Surrender Value exceeds your premium payments. We charge interest on loans.

Reference "Fee Table," "Charges and Deductions," "Other Benefits Available Under the Policy," and “Supplemental Benefits and Riders”

TAXES
Tax Implications
We encourage you to consult your own tax adviser to determine the tax implications of an investment in and payments received under the Policy.

There are no additional tax advantages to the investor if the Policy was purchased through an individual retirement account (IRA) or Roth IRA. Any gain on your Policy is taxed at ordinary income tax rates when withdrawn, and you may have to pay a penalty tax if you take a withdrawal before age 59 ½.

If your Policy becomes a Modified Endowment Contract (MEC), loans, withdrawals and surrenders, and other pre-death distributions will be taxed as ordinary income to the extent such amounts represent earnings under the Policy. For this purpose, any partial withdrawals, surrenders and loans are considered first a distribution of earnings under the Policy, and when earnings are fully distributed, a distribution of the Owner’s investment in the Policy. You may also have to pay a penalty tax if you take a distribution before you reach age 59½.

Reference “Federal Tax Considerations”

CONFLICTS OF INTEREST
Investment Professional Compensation
All commissions that were payable with respect to the Policies have been paid, and no commissions are or will become payable to the current principal underwriter, Sunset Financial Services, Inc. (the “Distributor”), or to the former principal underwriter, American Family Securities, LLC, or their respective registered representatives with respect to the Policies. The Distributor receives a portion of the 12b-1 fees deducted from certain funds’ portfolio assets as reimbursement for providing certain services permitted under the 12b-1 plans of those portfolios.
When the Policy was offered to new purchasers, commissions were paid to broker-dealers for the sale of Policies. In addition, we may have paid an asset-based commission or other amounts in certain circumstances. These investment professionals may have had a financial incentive to offer or recommend the Policy over another investment.
Reference “Sale of the Policies” and “The Variable Account and the Portfolios – Portfolio Management Fees and Charges”

Exchanges
Some broker-dealers may have a financial incentive to offer you a new policy in place of your current Policy. You should replace (exchange) your current Policy only if you determine, after comparing the features, fees, and risks of both policies, and any fees or penalties to terminate your current Policy, that the new policy is better for you, rather than continuing to own your current policy.

Reference “The Policy – Replacement of Policies”

Appendix A: Portfolios Available Under the Policy
The following is a list of Portfolios available under the Policy. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at https://kclife.com/amfamvariablepolicyadministration/. You can also request this information at no cost by calling 1-877-781-3520 or by sending an email request to statecompliance@kclife.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
Investment Objective	Portfolio Adviser/Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks long-term capital appreciation.	Fidelity® VIP ContrafundSM Portfolio – Service Class 2 Fidelity Management & Research Company	0.79%	21.24%	15.08%	15.49%
Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor’s 500SM Index (S&P 500®).	Fidelity® VIP Equity Income PortfolioSM – Service Class 2 Fidelity Management & Research Company	0.71%	18.75%	12.23%	11.32%
Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity® VIP Government Money Market Portfolio – Initial Class Fidelity Management & Research Company	0.25%	4.13%	3.10%	2.03%
Seeks high total return through a combination of current income and capital appreciation.	Fidelity® VIP Growth & Income Portfolio – Service Class 2 Fidelity Management & Research Company	0.72%	21.21%	15.83%	13.56%
Seeks as high a level of current income as is consistent with preservation of capital.	Fidelity® VIP Investment Grade Bond Portfolio – Service Class Fidelity Management & Research Company	0.47%	7.14%	-0.06%	2.61%
Seeks long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio – Initial Class Fidelity Management & Research Company	0.55%	11.75%	10.10%	10.59%
Seeks to provide long-term capital appreciation.	Vanguard VIF Capital Growth Portfolio PRIMECAP Management Company	0.34%	28.98%	13.97%	14.96%
Seeks to provide long-term capital appreciation.	Vanguard VIF International Portfolio Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc.	0.33%	19.97%	0.62%	10.48%
Seeks to provide current income while maintaining liquidity and a stable net asset value of $1 per share.	Vanguard VIF Money Market Portfolio Vanguard Capital Management, LLC	0.15%	4.18%	3.17%	2.20%
Seeks to provide long-term capital appreciation.	Vanguard VIF Small Company Growth Portfolio ArrowMark Colorado Holdings, LLC and Vanguard Portfolio Management	0.29%	6.11%	3.81%	9.61%

Appendix B: State Variations

The Prospectus provides a general description of the Policy and Riders, but the state in which your Policy and Riders were issued may provide different features from those described in the body of the Prospectus. This Appendix B describes important state-specific variations for Policies and Riders issued in certain states. Please refer to your Policy and Riders or talk to your financial professional for specific details that apply to you.

State	Policy or Rider Feature	Variation
North Dakota	Credit of Specified Premium Rider	We will not credit the specified premium payment if the total disability begins within two years from the Rider issue date if (i) total disability resulted from injury or disease incurred before the Rider issue date; (ii) the Primary Insured received medical or surgical treatment for the condition before submitting an application for coverage under the Rider; and (iii) the Primary Insured did not disclose the treatment on the application.
Oregon	Credit of Specified Premium Rider	We will not credit the specified premium payment if the total disability begins within two years from the Rider issue date if (i) total disability resulted from injury or disease incurred before the Rider issue date; (ii) the Primary Insured received medical or surgical treatment for the condition before submitting an application for coverage under the Rider; and (iii) the Primary Insured did not disclose the treatment on the application.
Utah	Credit of Specified Premium Rider	We will not credit the specified premium payment if the total disability begins within two years from the Rider issue date if (i) total disability resulted from injury or disease incurred before the Rider issue date; (ii) the Primary Insured received medical or surgical treatment for the condition before submitting an application for coverage under the Rider; and (iii) the Primary Insured did not disclose the treatment on the application.
Washington	Accidental Death Benefit Rider	The accidental death need not have occurred within 120 days of the injury that resulted in the accidental death.
Wisconsin	Credit of Specified Premium Rider	We will not credit the specified premium payment if the total disability begins within two years from the Rider issue date if (i) total disability resulted from injury or disease incurred before the Rider issue date; (ii) the Primary Insured received medical or surgical treatment for the condition before submitting an application for coverage under the Rider; and (iii) the Primary Insured did not disclose the treatment on the application.

The Prospectus and Statement of Additional Information (SAI), both dated May 1, 2026, have been filed with the SEC and are incorporated by reference into this Updating Summary Prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the Prospectus, the SAI, and other information about Us and the Policy. Information about Us and the Policy (including the Prospectus and SAI) may be obtained, upon payment of a duplicating fee, by electronic request at the email address maintained by the SEC (publicinfo@sec.gov).
Investment Company Act of 1940 Registration File No. 811-10121
Contract Identifier C000018145

All your protection under one roof*
American Family Life Insurance Company
Administrative Service Center – Kansas City, MO 64111
The American Family Variable Annuity is issued by American Family Life Insurance Company and distributed by Sunset Financial Services, Inc.
3520 Broadway, Kansas City, MO 64111
1-800-821-5529
© 2013